THE CHESAPEAKE CORE GROWTH FUND
                       SUPPLEMENT DATED FEBRUARY 4, 1998

The Prospectus dated September 30, 1997, of The Chesapeake Core Growth Fund (the "Fund") is hereby amended to reflect the following revised information:

1. Fee Table. The information under "FEE TABLE" in the Prospectus is revised to reflect the following new table:

                                    FEE TABLE

The following table sets forth certain information in connection with the expenses of the Fund anticipated for the current fiscal year. The information is intended to assist the investor in understanding the various costs and expenses borne by the Fund, and therefore indirectly by its investors, the payment of which will reduce an investor's return on an annual basis.

                   Shareholder Transaction Expenses for Shares

 Maximum sales load imposed on purchases
    (as a percentage of offering price).....................................None
 Maximum sales load imposed on
    reinvested dividends....................................................None
 Maximum deferred sales load................................................None
 Redemption fees*...........................................................None
 Exchange fee...............................................................None

* The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption proceeds. The Custodian currently charges the Fund $7.00 per transaction for wiring redemption proceeds.

                         Annual Fund Operating Expenses
                     (as a percentage of average net assets)

 Investment advisory fees..................................................1.00%
 12b-1 fees................................................................None
 Other expenses............................................................0.24%
 Total operating expenses1.................................................1.24%

EXAMPLE: You would pay the following expenses on a $1,000 investment in the Fund, whether or not you redeem at the end of the period, assuming a 5% annual return:

                              ---------------------------

                                 1 Year      3 Years

                              ---------------------------

                                  $13          $39

                              ===========================


THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

1 The "Total operating expenses" shown above are based upon contractual amounts and other operating expenses estimated to be incurred by the Fund for the current fiscal year.

     See "Management of the Fund" below for more information about the fees and costs of operating the Fund. The assumed 5% annual return in the example is required by the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund; the actual rate of return for the Fund may be greater or less than 5%. Further information about the performance of the Fund will be contained in the Annual Report of the Fund, a copy of which, when available, may be obtained at no charge by calling the Fund.



2. Pricing of Fund and Orders. The first sentence under "HOW SHARES ARE VALUED" in the Prospectus is revised to reflect the following revised information:

     "Net asset value is determined at the time trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed."

     The  third,   fourth,   and  fifth  sentences  under  "HOW  SHARES  MAY  BE
     PURCHASED-GENERAL" in the Prospectus are revised to reflect the following information:

     "Orders received by the Fund and effective prior to the time trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time, Monday through Friday) will purchase shares at the net asset value determined at that time. Orders received by the Fund and effective after the close of trading, or on a day when the New York Stock Exchange is not open for business, will purchase shares at the net asset value next determined."

     The third and fourth sentences under "HOW SHARES MAY BE REDEEMED" in the Prospectus are revised to reflect the following information:

     "Redemption orders received in proper form, as indicated herein, by the Fund, whether by mail or telephone, prior to the time trading closes on the New York Stock Exchange (currently 4:00 p.m. New York time, Monday through Friday), will redeem shares at the net asset value determined at that time. Redemption orders received in proper form by the Fund after the close of trading, or on a day when the New York Stock Exchange is not open for business, will redeem shares at the net asset value next determined."


3.   Fund   Agents.   The   second   paragraph   under   "HOW   SHARES   MAY  BE
     PURCHASED-GENERAL" in the Prospectus is revised to reflect the following revised information:

     "The Fund may enter into agreements with one or more brokers or other agents, including discount brokers and other brokers associated with investment programs, including mutual fund "supermarkets," and agents for qualified employee benefit plans, pursuant to which such brokers or other agents may be authorized to accept on the Fund's behalf purchase and redemption orders that are in "good form." Such brokers or other agents may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Under such circumstances, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, agent, or, if applicable, other designee, accepts the order. Such orders will be priced at the Fund's net asset value next determined after they are accepted by an authorized broker, agent, or other designee. The Fund may pay fees to such brokers or other agents for their services, including without limitation, administrative, accounting, and recordkeeping services."